                                                                   EXHIBIT 10.12

                                                                  Execution Copy


================================================================================

                            ASSET PURCHASE AGREEMENT

                                     AMONG

                           SOUTHERN FOODS GROUP, L.P.

                                     BUYER

                                      AND

                  BORDEN/MEADOW GOLD DAIRIES INVESTMENTS, INC.

                                     SELLER

                                      AND

                           MID-AMERICA DAIRYMEN, INC.

                           FOR THE PURCHASE AND SALE
         OF THE ASSETS OF BORDEN/MEADOW GOLD DAIRIES INVESTMENTS, INC.


                        -------------------------------

                               SEPTEMBER 4, 1997

                        -------------------------------


================================================================================

                               TABLE OF CONTENTS


                                                                                                                     Page
ARTICLE I                 DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         Section 1.1.     "Assumed Liabilities" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         Section 1.2.     "Assumption Agreement"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Section 1.3.     "Closing" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Section 1.4.     "Closing Date"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Section 1.5.     "Code"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Section 1.6.     "Intellectual Property" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Section 1.7.     "Liabilities" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Section 1.8.     "Lien"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Section 1.9.     "Losses"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Section 1.10.    "Notice"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Section 1.11.    "Person"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Section 1.12.    "Purchase Price"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Section 1.13.    "Purchased Assets"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Section 1.14.    "Seller Documents"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Section 1.15.    "Taxes" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Section 1.16.    "Trademark Assignment"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

ARTICLE II                PURCHASE AND SALE OF PURCHASED ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

ARTICLE III               ASSUMPTION OF LIABILITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

ARTICLE IV                PURCHASE PRICE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

         Section 4.1.     Payment of Purchase Price for Purchased Assets  . . . . . . . . . . . . . . . . . . . . . . . 4
         Section 4.2.     Allocation of Purchase Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

ARTICLE V                 REPRESENTATIONS AND WARRANTIES
                          OF SELLER AND MID-AM  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

         Section 5.1.     Organization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Section 5.2.     Authority; Consents and Approvals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Section 5.3.     Title to Purchased Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Section 5.4.     No Injunctions or Orders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Section 5.5.     Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Section 5.6.     Compliance with Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Section 5.7.     Brokers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

ARTICLE VI                REPRESENTATIONS AND WARRANTIES OF BUYER . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

         Section 6.1.     Organization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Section 6.2.     Authority . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Section 6.3.     Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Section 6.4.     Brokers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

ARTICLE VII               INDEMNIFICATION AND NATURE
                          AND SURVIVAL OF REPRESENTATIONS AND
                          WARRANTIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

         Section 7.1.     Indemnities by Seller . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Section 7.2.     Limitations Upon Indemnification by Seller  . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Section 7.3.     Indemnities by Buyer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Section 7.4.     Limitations Upon Indemnification by Buyer . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Section 7.5.     Indemnity Procedures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

ARTICLE VIII              FURTHER AGREEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

         Section 8.1.     Additional Actions by Parties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Section 8.2.     Announcements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Section 8.3.     Costs and Transfer Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Section 8.4.     Books and Records after Closing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

ARTICLE IX                CLOSING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

         Section 9.1.     Closing; Effective Time . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Section 9.2.     Seller's Closing Deliveries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 9.3.     Buyer's Closing Deliveries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

ARTICLE X                 MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

         Section 10.1.    Entire Understanding, Waiver, Etc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 10.2.    Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 10.3.    Captions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 10.4.    Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 10.5.    Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 10.6.    Schedules and Exhibits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 10.7.    Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 10.8.    Construction of Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 10.9.    Attorneys' Fees and Costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 10.10.   Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 10.11.   Third-Party Beneficiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

         Section 10.12. Arbitration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 10.13. DTPA Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

                             SCHEDULES AND EXHIBITS

EXHIBIT A        - ASSIGNMENT AND ASSUMPTION AGREEMENT
EXHIBIT B        - TRADEMARK ASSIGNMENT

                            ASSET PURCHASE AGREEMENT

         This Asset Purchase Agreement (this "Agreement") is entered into as of the 4th day of September,1997, by and among BORDEN/MEADOW GOLD DAIRIES INVESTMENTS, INC., a Delaware corporation ("Seller"), SOUTHERN FOODS GROUP, L.P., a Delaware limited partnership ("Buyer"), and is joined in by MID-AMERICA DAIRYMEN, INC., a Kansas cooperative marketing association ("Mid-Am"), for the limited purposes hereinafter set forth.

         WHEREAS, simultaneously with, or immediately prior to, the execution of this Agreement, the transactions contemplated by that certain Stock Purchase and Merger Agreement dated as of May 22, 1997 (the "Borden Purchase Agreement"), among Mid-Am, Borden/Meadow Gold Dairies Holdings, Inc. ("Holdings"), BDH Two, Inc. and Borden, Inc. have been consummated, pursuant to which Mid-Am has acquired all of the issued and outstanding common stock and preferred stock of Holdings;

         WHEREAS, as a result of the closing of the Borden Purchase Agreement and the subsequent merger of Holdings into Mid-Am, Seller has become a wholly-owned subsidiary of Mid-Am;

         WHEREAS, Seller owns certain assets, including without limitation the Meadow Gold and Viva trademarks, all of which are used in dairy operations of Holdings in the Western United States (such dairy business herein called the "Business");

         WHEREAS, simultaneously with, or immediately prior to, the execution of this Agreement, Mid-Am has contributed the Business to Buyer as a capital contribution and Buyer desires to purchase from Seller and Seller desires to sell to Buyer, on the terms and subject to the conditions of this Agreement, all of the assets owned by Seller;

         NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties agree as follows.

                                   ARTICLE I

                                  DEFINITIONS

         The terms defined in this Article shall have the following respective meanings for all purposes of this Agreement and all schedules and exhibits hereto:

                 SECTION 1.1. "ASSUMED LIABILITIES" means all Liabilities of Seller.

                 SECTION 1.2. "ASSUMPTION AGREEMENT" means that certain Assignment and Assumption Agreement, in the form attached hereto as Exhibit A to this Agreement, to be executed and delivered by Buyer and Seller at the Closing.

                 SECTION 1.3. "CLOSING" means the consummation and effectuation of the transactions contemplated herein pursuant to the terms and conditions of this Agreement and shall occur simultaneously with the execution hereof at such place as is mutually agreed upon by the parties hereto.

                 SECTION 1.4. "CLOSING DATE" means the date of this Agreement.

                 SECTION 1.5. "CODE" means the Internal Revenue Code of 1986, as amended.

                 SECTION 1.6. "INTELLECTUAL PROPERTY" means all of Seller's trademarks, trademark registrations, trademark applications, trade names, patents, patent applications, trade secrets, service marks, copyrights, copyright registrations, copyright applications, logos, technical drawings and specifications, standards and guidelines, processes, designs, formulae, inventions, ideas and concepts reduced to writing by Seller, advertising and media materials, and other information, know-how and intellectual property rights, including without limitation the Meadow Gold and Viva trademarks and other intellectual property listed on Exhibit A to the Trademark Assignment (as defined in Section 1.16 herein) (collectively, the "INTELLECTUAL PROPERTY").

                 SECTION 1.7. "LIABILITIES" means any direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, known or unknown, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent or otherwise, including, without limitation, liabilities on account of Taxes, other governmental charges or lawsuits brought, whether or not of the kind required by generally accepted accounting principles to be set forth on a financial statement.

                 SECTION 1.8. "LIEN" means any lien, pledge, mortgage, security interest, claim, lease, charge, option, right of first refusal, easement, servitude, transfer restriction, or any other encumbrance, restriction or limitation whatsoever.

                 SECTION 1.9. "LOSSES" means any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and attorneys' fees and disbursements and costs of investigation.

                 SECTION 1.10. "NOTICE" means any notice given pursuant to the terms of Section 10.4.

                 SECTION 1.11. "PERSON" means an individual, partnership, corporation, trust, unincorporated organization, association or joint venture or a government, agency, political subdivision or instrumentality thereof.

                 SECTION 1.12. "PURCHASE PRICE" means the Purchase Price as established in accordance with Section 4.1.

                 SECTION 1.13. "PURCHASED ASSETS" means all assets of Seller as of the Closing, including without limitation, the Intellectual Property.

                 SECTION 1.14. "SELLER DOCUMENTS" shall have the meaning set forth in Section 5.2.

                 SECTION 1.15. "TAXES" means all federal, state, local, foreign and other net income, gross income, gross receipts, sales, use, documentary, ad valorem, value-added, transfer, franchise, profits, license, lease, real property gains or transfer, service, service use, rental, withholding, payroll, employment, excise, workers' compensation, Pension Benefit Guaranty Corporation premiums, serverance, stamp, occupation, premium, property, windfall profits, production, customs, duties or other taxes, assessments, fees, levies or other governmental charges of any kind whatever, together with any interest and any penalties, additions to tax or additional amounts with respect thereto, and the term "TAX" means any one of the foregoing Taxes.

                 SECTION 1.16 "TRADEMARK ASSIGNMENT" means that certain Trademark Assignment dated the Closing Date by and between Seller as assignor and Buyer as assignee substantially in the form of Exhibit B.


                                   ARTICLE II

                     PURCHASE AND SALE OF PURCHASED ASSETS

                 On the terms and subject to the conditions hereof, Seller hereby agrees to sell, assign and convey to Buyer, and Buyer hereby agrees to purchase from Seller, all of the Purchased Assets.

                                  ARTICLE III

                           ASSUMPTION OF LIABILITIES

                 On the terms and subject to the conditions hereof, Buyer hereby agrees to assume, perform and discharge when and as the same become due, all of the Liabilities of Seller as of the Closing Date.

                                   ARTICLE IV

                                 PURCHASE PRICE

                 SECTION 4.1. PAYMENT OF PURCHASE PRICE FOR PURCHASED ASSETS. Buyer will pay Seller $_____________, the appraised value of the Purchased Assets as determined by an independent appraiser. Buyer shall pay such purchase price to Seller by wire transfer of immediately available funds on the date hereof, which wire transfer shall be made in accordance with Seller's written wire instructions previously provided to Buyer.

                 SECTION 4.2. ALLOCATION OF PURCHASE PRICE. The Purchase Price shall be allocated as mutually agreed by the parties subsequent to the Closing (excluding transaction costs incurred by the respective parties). At the Closing, Buyer and Seller will endeavor in good faith to allocate that portion of the Purchase Price as is necessary or appropriate in connection with the payment of applicable documentary stamp taxes, intangible taxes or other transfer taxes incurred as a result of the Closing. Buyer and Seller shall timely (and in no event later than three (3) months following the Closing Date) complete a Form 8594, Asset Acquisition Statement of Allocation, consistent with such mutually agreed allocation (excluding transaction costs), shall provide such form to the other parties thereto and shall file a copy of such form with its federal income tax return for the period that includes the Closing Date. Each of Buyer and Seller further agrees not to take any position inconsistent with such mutually agreed allocation for any tax purpose.

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES
                              OF SELLER AND MID-AM

         Seller hereby represents and warrants to Buyer as follows:

                 SECTION 5.1. ORGANIZATION. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate right, power and authority to own its assets and to carry out its business as presently conducted.

                 SECTION 5.2. AUTHORITY; CONSENTS AND APPROVALS. Seller has all requisite corporate right, power and authority to execute, deliver and perform this Agreement and all other documents and agreements referenced herein to be executed and delivered pursuant hereto (together, the "SELLER DOCUMENTS"). The execution, delivery, and performance of the Seller Documents by Seller have been duly and validly authorized and approved by all necessary corporate action. The Seller Documents constitute the legal, valid and binding obligations of Seller, enforceable against it in accordance with their terms. The execution, delivery and performance of the Seller Documents by Seller will not (with or without the giving of notice or the passage of time, or both) (a) to the knowledge of Seller, violate any applicable provision of law or any rule or regulation of any federal, state or local administrative agency or governmental authority applicable to Seller, the Business or the Purchased Assets, (b) violate any order, writ, injunction, judgment or decree of any court, administrative agency or governmental authority applicable to Seller, the Business or the Purchased Assets, (c) violate Seller's certificates of incorporation or bylaws, as each is amended to the date hereof, (d) require any consent under or constitute a default under any agreement, indenture, mortgage, deed of trust, lease, or other instrument to which Seller is a party or by which such party is bound, or any license, permit or certificate held by either such party, (e) require any consent of, approval by, notice to or registration with any governmental authority other than in compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR ACT"), or (f) result in the creation of any Lien upon any of the Purchased Assets.

                 SECTION 5.3. TITLE TO PURCHASED ASSETS. To Seller's knowledge,
(i) Seller has good and indefeasible title to and the right to assign the Purchased Assets free and clear of all Liens and has the full right and power to transfer to Buyer good and indefeasible title to such Purchased Assets, (ii) the assets described in Article II which are being sold by Seller to Buyer pursuant to the terms of this Agreement constitute all of the assets owned by Seller, and (iii) Seller is conveying to Buyer good and indefeasible title to the Purchased Assets described in Article II, free and clear of any and all Liens.

                 SECTION 5.4. NO INJUNCTIONS OR ORDERS. Seller is not a party to any agreement, nor is it subject to or threatened with any injunctions of any court or orders of any federal, state or municipal court or governmental department, commission, board, bureau, agency or instrumentality, which would limit or otherwise adversely affect the Purchased Assets or would limit or otherwise adversely affect Buyer's ability to own or use the Purchased Assets after Closing substantially as such Purchased Assets are currently owned or used by Seller.

                 SECTION 5.5. LITIGATION. There is no suit, action, administrative proceeding, arbitration, grievance or other proceeding or governmental investigation pending or, to the knowledge of Seller, threatened against Seller which individually or in the aggregate could materially and adversely affect the Purchased Assets.

                 SECTION 5.6. COMPLIANCE WITH LAWS. To the knowledge of Seller, Seller is not currently in violation of, nor has it received any written notice claiming it is in violation of, any order, law, ordinance, statute, rule or regulation applicable to the Purchased Assets where the consequences of such violation would have a material adverse affect on the Purchased Assets.

                 SECTION 5.7. BROKERS. No agent, broker, investment banker, or other Person acting on behalf of Seller or under its authority is or will be entitled to any broker's or finder's fee or any other commission or similar fee, directly or indirectly, in connection with the transactions contemplated by this Agreement.

                                   ARTICLE VI

                    REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer hereby represents and warrants to Seller as follows:

                 SECTION 6.1. ORGANIZATION. Buyer is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and has the full right, power and authority to own, lease and operate all of its properties and assets and to carry out its business as it is presently conducted.

                 SECTION 6.2. AUTHORITY. Buyer has all requisite right, power and authority to execute, deliver and perform this Agreement and each other document and agreement of Buyer referenced herein to be executed and delivered by Buyer pursuant hereto (together, the "BUYER DOCUMENTS"). The execution, delivery and performance of the Buyer Documents by Buyer have been duly and validly authorized and approved by all necessary partnership action. The Buyer Documents constitute the legal, valid and binding obligations of Buyer enforceable against it in accordance with their respective terms. The execution, delivery and performance of the Buyer Documents by Buyer will not (with or without the giving of notice or the passage of time or both),
(a) violate any applicable provision of law or any rule or regulation of any federal, state or local administrative agency or governmental authority applicable to Buyer, or any order, writ, injunction, judgment or decree of any court, administrative agency or governmental authority applicable to Buyer,
(b) violate Buyer's certificate of limited partnership or limited partnership agreement as amended to the date hereof, (c) require any consent under or constitute a default under any agreement, indenture, mortgage, deed of trust, lease, license or other instrument to which Buyer is a party or by which it is bound, or any license, permit or certificate held by it, or (d) require any consent of, approval by, notice to or registration with any governmental authority other than in compliance with the HSR Act.

                 SECTION 6.3. LITIGATION. Buyer is not engaged in, nor is there pending or, to Buyer's knowledge, threatened, any action, dispute, claim, litigation, arbitration, investigation or other proceeding at law or in equity or before any governmental or other administrative agency which could materially and adversely affect Buyer's ability to perform any of its payment or other obligations hereunder or the transactions contemplated by this Agreement.

                 SECTION 6.4. BROKERS. No agent, broker, investment banker or other Person acting on behalf of Buyer or under its authority is or will be entitled to any broker's or finder's fee or any other commission or similar fee, directly or indirectly, in connection with the transactions contemplated by this Agreement.

                                  ARTICLE VII

                         INDEMNIFICATION AND NATURE AND
                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES

                 SECTION 7.1. INDEMNITIES BY SELLER. Subject to the limitations contained in Section 7.2, Seller shall indemnify, defend and hold harmless Buyer from and against and in respect of any and all Losses that Buyer shall incur, suffer or have asserted against it, which arise, result from or relate to any breach of any representation, warranty, covenant or agreement of Seller contained in this Agreement or any document or certificate delivered by Seller at Closing pursuant hereto.

                 SECTION 7.2. LIMITATIONS UPON INDEMNIFICATION BY SELLER.

                          (a) The representations and warranties of Seller
hereunder shall survive the Closing and remain in full force and effect thereafter for the period of the statute of limitations applicable to the particular representation and warranty; provided, however, that any representation or warranty a violation of which is made the basis of a claim for indemnity pursuant to the indemnity set forth in Section 7.1 shall survive (until the claim is finally resolved) with respect to any such claim concerning which Buyer shall have notified Seller in reasonable detail prior to the date on which such representation or warranty would otherwise expire under the preceding provisions of this Section 7.2(a).

                          (b) No claim for indemnity under Section 7.1 in
respect of any representation or warranty which has expired pursuant to Section 7.2(a) may be asserted by Buyer after the date on which such representation or warranty expired.

                 SECTION 7.3. INDEMNITIES BY BUYER. Subject to the limitations contained in Section 7.4, Buyer shall indemnify, defend and hold harmless Seller from and against and in respect of any and all Losses that Seller shall incur, suffer or have asserted against it, which arise, result from or relate to:

                          (a) Any breach of any representation, warranty,
covenant or agreement of Buyer contained in this Agreement or in any document or certificate delivered by Buyer at Closing pursuant hereto;

                          (b) Any Assumed Liabilities; and

                          (c) All Liabilities relating to the use of the
Purchased Assets by Buyer after the Closing.

                 SECTION 7.4. LIMITATIONS UPON INDEMNIFICATION BY BUYER.

                          (a) The representations and warranties of Buyer
hereunder or in any document or certificate delivered by Buyer hereunder shall survive the Closing and remain in force and effect thereafter for the period of the statute of limitations applicable to the particular representation and warranty; provided, however, that any representation or warranty the violation of which is made the basis for a claim of indemnity pursuant to the indemnity set forth in Section 7.3(a) shall survive (until the claim is finally resolved) with respect to any such claim concerning which Seller shall have notified Buyer in reasonable detail prior to the date on which such representation or warranty would otherwise expire under the preceding provisions of this Section 7.4(a).

                          (b) No claim for indemnity under Section 7.3(a) in
respect of any representation or warranty which has expired pursuant to Section 7.4(a) may be asserted by Seller after the date on which such representation or warranty expired.

                 SECTION 7.5. INDEMNITY PROCEDURES. In case any claim, demand or action shall be brought against any party entitled to indemnity under Sections 7.1 or 7.3 above, such party shall promptly notify the other party from whom indemnity is sought in writing and the Indemnifying party shall assume the defense thereof, including the employment of counsel; provided, however, that any failure to notify the indemnifying party of a claim, demand or action shall not bar a claim of indemnity unless the indemnified party has been prejudiced or damaged, in which case the right to be indemnified shall be reduced by the damages suffered as a result of such failure to give notice. In addition, in case any party shall become aware of any facts which might result in any such claim, demand or action, such party shall promptly notify the other party from whom indemnity might be sought with respect thereto, which shall have the right to take such action as it may deem appropriate to resolve such matter. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless the employment of such counsel has been specifically authorized by the indemnifying party or unless a conflict of interest exists between the interests of the indemnified and indemnifying parties that requires a separate representation, in which case the fees and expenses of separate counsel shall be paid by the indemnifying party. The indemnifying party shall not be liable for any settlement of any action effected without its consent, but if settled with the consent of the indemnifying party or if there shall be a final judgment for the plaintiff in any such action, the indemnifying party shall indemnify and hold harmless the indemnified party from and against any loss or liability by reason of such settlement or judgment.

                                  ARTICLE VIII

                               FURTHER AGREEMENTS

                 SECTION 8.1. ADDITIONAL ACTIONS BY PARTIES

                          (a) On and after the Closing Date, Seller shall
execute and deliver such documents and do and perform all such other acts as may reasonably be required by Buyer in order fully to convey and transfer to and vest in Buyer all of the assets, properties, business and rights of Seller intended to be assigned, transferred and conveyed pursuant hereto.

                          (b) Buyer shall execute and deliver all such
documents and assumptions and do and perform all such other acts as may be reasonably requested by Seller to assure the assignment to and the assumption by Buyer of the Assumed Liabilities and shall cooperate to provide access to the records and former employees of Seller to the extent reasonably necessary in connection with Seller's tax returns.

                 SECTION 8.2. ANNOUNCEMENTS. Except as expressly contemplated by this Agreement, the parties will mutually agree as to the time, form and content before issuing any press releases or otherwise making any public statements or statements to third parties with respect to transactions contemplated hereby and shall not issue any press release or, except as necessary to perform their respective obligations hereunder, discuss the transactions contemplated hereby with any third party prior to reaching mutual agreement with respect thereto, except as may be required by law.

                 SECTION 8.3. COSTS AND TRANSFER TAXES. Except as set forth in this Section 8.3, each party hereto shall pay its own costs and expenses (including legal fees and expenses) incurred in connection with due diligence reviews, the preparation, negotiation and execution of this Agreement and all other agreements, certificates, instruments and documents delivered hereunder and all other matters relating to the consummation of the transactions contemplated hereby.

                 SECTION 8.4. BOOKS AND RECORDS AFTER CLOSING. From and after the Closing Buyer shall own and be entitled to possession of all books and records of Seller relating in any manner to the Purchased Assets.

                                   ARTICLE IX

                                    CLOSING

                 SECTION 9.1. CLOSING; EFFECTIVE TIME. The legal transfer of the Purchased Assets, and risk of loss with respect thereto, shall be effective simultaneously with the execution of this Agreement by the parties hereto, and all income and expense attributable to the ownership of the Purchased Assets (measured on an accrual basis) to the Closing Date shall be for the account of Seller and thereafter for the account of Buyer.

                 SECTION 9.2. SELLER'S CLOSING DELIVERIES. Seller shall have executed and delivered, or caused to be executed and delivered, to Buyer at the Closing each of the following:

                          (a) the Assumption Agreement;

                          (b) the Trademark Assignment;

                          (c) OTHER AGREEMENTS. Seller shall perform or shall
have performed all of the covenants and agreements contained in this Agreement to be performed or complied with by Seller at or prior to the Closing hereunder.

         Simultaneously with the consummation of the transfer, Buyer shall take full possession and enjoyment of all Purchased Assets.

                 SECTION 9.3. BUYER'S CLOSING DELIVERIES. Buyer shall deliver, or cause to be delivered, to Seller at the Closing each of the following:

                          (a) the Purchase Price, by wire transfer;

                          (b) the Assumption Agreement;

                          (c) any other documents necessary to consummate the
transactions contemplated under this Agreement.

                                   ARTICLE X

                                 MISCELLANEOUS

                 SECTION 10.1. ENTIRE UNDERSTANDING, WAIVER, ETC. This Agreement (including all schedules and exhibits attached hereto) and all other agreements executed and delivered at the Closing set forth the entire understanding of the parties and supersede any and all prior or contemporaneous agreements, arrangements and understandings relating to the subject matter hereof, and the provisions hereof may not be changed, modified, waived or altered except by an agreement in writing signed by the parties hereto. A waiver by any party of any of the terms or conditions of this Agreement, or of any breach thereof, shall not be deemed a waiver of such term or condition for the future, or of any other term or condition hereof, or of any subsequent breach thereof.

                 SECTION 10.2. SEVERABILITY. If any provision of this Agreement or the application of such provision shall be held by a court of competent jurisdiction to be unenforceable, the remaining provisions of this Agreement shall remain in full force and effect.

                 SECTION 10.3. CAPTIONS. The captions herein are for convenience only and shall not be considered a part of this Agreement for any purpose, including, without limitation, the construction or interpretation of any provision hereof.

                 SECTION 10.4. NOTICES. All Notices, requests, demands and other communications that are required or may be given under this Agreement shall be in writing. All Notices shall be deemed to have been duly given or made: if by hand, immediately upon delivery; if by telecopier or similar device, immediately upon sending, provided notice is sent on a business day during the hours of 9:00 a.m. and 6:00 p.m. Central Time, but if not, then immediately upon the beginning of the first business day after being sent; if overnight by Federal Express, Express Mail or any other reputable overnight delivery service, one (1) business day after being placed in the exclusive custody and control of said courier; and if mailed by certified mail, return receipt requested, five (5) business days after mailing. Notwithstanding the foregoing, with respect to any Notice given or made by telecopier or similar device, such Notice shall not be effective unless and until (i) the telecopier or similar device being used prints a written confirmation of the successful completion of such communication by the party sending the Notice, and (ii) a copy of such Notice is deposited in first class mail to the appropriate address for the party to whom the Notice is sent. In addition, notwithstanding the foregoing, a notice of a change of address by a party hereto shall not be effective until received by the party to whom such notice of a change of address is sent. All Notices are to be given or made to the parties at the following addresses (or to such other address as either party may designate by Notice in accordance with the provisions of this Section):

         (a)     If to Seller:    Borden/Meadow Gold Dairies Investments, Inc.
                                  c/o Mid-America Dairymen, Inc.
                                  3253 East Chestnut Expressway
                                  Springfield, Missouri 65802
                                  Attention: Gerald L. Bos, Vice President
                                  Fax Number: (417) 865-1093

                 Copy to:         Mid-America Dairymen, Inc.
                                  3253 East Chestnut Expressway
                                  Springfield, Missouri 65802
                                  Attention: David A. Geisler, Esq.,
                                    Vice President-Legal
                                  Fax Number: (417) 865-1093

         (b)     If to Buyer:     Southern Foods Group, L.P.
                                  3114 South Haskell
                                  Dallas, Texas 75223
                                  Attention: Mr. Pete Schenkel
                                  Fax Number: (214) 821-1686

                 SECTION 10.5. SUCCESSORS AND ASSIGNS. Neither this Agreement nor any of the rights or obligations arising hereunder shall be assignable without the prior written consent of the parties hereto. Nothing in this Agreement, express or implied, shall confer upon any Person, other than the parties hereto, and their successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

                 SECTION 10.6. SCHEDULES AND EXHIBITS. The schedules and exhibits attached hereto shall form a part of this Agreement and are hereby incorporated into this Agreement by reference.

                 SECTION 10.7. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which, together, shall constitute one and the same instrument.

                 SECTION 10.8. CONSTRUCTION OF TERMS. Any reference herein to the masculine or neuter shall include the masculine, the feminine and the neuter, and any reference herein to the singular or plural shall include the opposite thereof. The parties to this Agreement acknowledge that each party and counsel to each party has participated in the drafting of this Agreement and agree that this Agreement shall not be interpreted against one party or the other based upon who drafted it.

                 SECTION 10.9. ATTORNEYS' FEES AND COSTS. Unless otherwise provided herein to the contrary, in the event any action or proceeding is commenced by any party to this Agreement to (a) determine rights, duties or obligations under this Agreement, (b) determine a breach of this Agreement and obtain damages as a result of such breach or (c) otherwise enforce this Agreement, the prevailing party in such action or proceeding shall be entitled to recover from the non-prevailing party all of the prevailing party's out-of-pocket costs and expenses, including, without limitation, all reasonable attorneys' fees, disbursements and related charges.

                 SECTION 10.10. GOVERNING LAW. THIS AGREEMENT SHALL BE CONTROLLED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THAT STATE.

                 SECTION 10.11. THIRD-PARTY BENEFICIARIES. The parties hereto acknowledge and agree that no third party is intended to be a third-party beneficiary of this Agreement.

                 SECTION 10.12. ARBITRATION. Buyer and Seller agree that any dispute or controversy arising out of or in connection with this Agreement or any alleged breach hereof shall be settled by arbitration in Dallas, Texas pursuant to the rules of the American Arbitration Association. If the two parties cannot jointly select a single arbitrator to determine the matter, one arbitrator shall be chosen by each party (or, if a party fails to make a choice, by the American Arbitration Association on behalf of such party) and the two arbitrators so chosen will select a third. The decision of the single arbitrator jointly selected by the parties, or, if three arbitrators are selected, the decision of any two of them, will be final and binding upon the parties and the judgment of a court of competent jurisdiction may be entered thereon. The fees of the arbitrators and costs of the arbitration shall be borne by the parties in such manner as shall be determined by the arbitrators.

                 SECTION 10.13. DTPA WAIVER. Buyer and Seller hereby waive all of the provisions of the Texas Deceptive Trade Practices Consumer Protection Act, other than Section 17.555 of such Act, and expressly acknowledge and agree that each (a) has assets of Five Million Dollars ($5,000,000.00) or more, (b) has knowledge and experience in financial and business matters that enables it to evaluate the merits and risks of the transactions contemplated by this Agreement, and (c) is not in a significantly disparate bargaining position relative to each other but has agreed to this provision in negotiations involving real choice on the part of each party.

                 IN WITNESS WHEREOF, the parties have duly executed this Agreement on the day and year first above written.

                                        SELLER:

                                        BORDEN/MEADOW GOLD DAIRIES
                                          INVESTMENTS, INC.

                                        By:   /s/ DAVID GEISLER
                                            -----------------------------------
                                        Its:  Vice President
                                            ----------------------------------

                                        BUYER:

                                        SOUTHERN FOODS GROUP, L.P.

                                        By:     SFG Management Limited
                                                Liability Company, General
                                                Partner

                                        By:  /s/ PETE SCHENKEL
                                            -----------------------------------
                                        Its:     PRES. CEO
                                            -----------------------------------

                               JOINDER BY MID-AM

         Mid-Am is Joining in the execution and delivery of this Agreement for the purposes of (a) acknowledging the terms and provisions of this Agreement,
(b) acknowledging its consent as the sole shareholder of Seller to the execution and delivery of this Agreement by Seller and the performance by Seller of its obligations under this Agreement, and (c) agreeing to cause Seller to perform its obligations under this Agreement.

                                        MID-AMERICA DAIRYMEN, INC.


                                        By: /s/ GERALD BOS
                                           -----------------------------------
                                        Its: Vice President
                                            ----------------------------------

                                   EXHIBIT A

                      ASSIGNMENT AND ASSUMPTION AGREEMENT

         THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "AGREEMENT") is made and entered into this ______ day of_________, 1997, by and between Borden/Meadow Gold Dairies Investments, Inc., a Delaware corporation ("ASSIGNOR"), and Southern Foods Group, L.P., a Delaware limited partnership ("ASSIGNEE").

         WHEREAS, in accordance with, and pursuant to, that certain Asset
Purchase Agreement dated as of August     1997 (the "Purchase Agreement"),
among Assignor, Assignee, and Mid-America Dairymen, Inc., a Kansas cooperative marketing association, Assignor and Assignee have agreed to enter into this Agreement (all capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement);

         NOW, THEREFORE, in consideration of their obligations under the Purchase Agreement, and their mutual agreements, covenants and undertakings and the mutual agreements, covenants and undertakings of the parties herein contained, it is agreed as follows:

         SECTION 1. ASSIGNMENT. Assignor hereby assigns to Assignee the Assumed Liabilities and all of Assignor's right, title and interest in and to the Assumed Contracts.

         SECTION 2. ACCEPTANCE OF ASSIGNMENT BY ASSIGNEE; PERFORMANCE. Assignee hereby accepts the assignment from Assignor of the Assumed Contracts and the Assumed Liabilities as provided in Section 1 hereof. Assignee hereby assumes and agrees to pay, perform and discharge the Assumed Liabilities when and as the same become due, and Assignee hereby agrees to perform and discharge all obligations which accrue and are to be performed and discharged under the Assumed Contracts after the Closing Date, when and as the same become due.

         SECTION 3. PURSUANT TO PURCHASE AGREEMENT. This instrument is executed pursuant to and in furtherance of, and is subject to, the terms and conditions of the Purchase Agreement. It does not replace, substitute for, expand or extinguish any obligation or provision of the Purchase Agreement.

         SECTION 4. BINDING. This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors, legal representatives and assigns.

         SECTION 5. GOVERNING LAW. This instrument shall be governed by, and construed and interpreted in accordance with, the laws of the State of Texas.

         IN WITNESS WHEREOF, each party hereto has caused this instrument to be executed by its duly authorized officer as of the day and year first above written.


                                      BUYER:

                                      SOUTHERN FOODS GROUP, L.P.

                                      By:     SFG Management Limited Liability
                                              Company, General Partner

                                              By:
                                                  ------------------------------
                                                  Its:
                                                      --------------------------

                                      SELLER:

                                      BORDEN/MEADOW GOLD DAIRIES
                                        INVESTMENTS, INC.

                                      By:
                                          --------------------------------------
                                          Its:
                                              ----------------------------------

                                   EXHIBIT B

                              TRADEMARK ASSIGNMENT

         This Trademark Assignment is made the _______ day of September, 1997, between BORDEN/MEADOW GOLD DAIRIES INVESTMENTS, INC., a Delaware corporation ("ASSIGNOR"), and SOUTHERN FOODS GROUP, L.P., a Delaware limited partnership ("ASSIGNEE").

         WHEREAS,

I. Assignor has used and is the owner of trademarks listed in Schedule A, together with common law rights therein (hereinafter, the "Trademarks"); and

II. The Trademarks are the subject of both federal and state registrations and applications, details of which are set out in Schedule A hereto; and

III. The Trademarks are subject to a license agreement between Borden/Meadow Gold Dairies Investments, Inc. and Borden/Meadow Gold Dairies, Inc., a Delaware corporation, in Ogden, Utah, a copy of which is attached as Schedule B;

IV. Assignor has agreed to assign to Assignee all rights of Assignor in the Trademarks, including all property, right, title and interest in and to the Trademarks, including the registrations listed in Exhibit A hereto, and the goodwill associated therewith.

         NOW THIS DEED WITNESSETH AS FOLLOWS:

         For good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), Assignor hereby assigns and conveys to Assignee all Assignor's rights in the Trademarks, including all property, right, title, and interest in and to the Trademarks, and the registrations and applications for registration listed in Exhibit A hereto, the common law rights therein, the goodwill associated with the business in which the Trademarks are used, and the right to recover for past infringements thereof, and to collect any royalty thereof; to hold the same unto Assignee absolutely.

         Assignor agrees to assist Assignee in any ongoing or future disputes involving the validity, infringement, or ownership of the Trademarks.

         IN WITNESS WHEREOF, Assignor has executed this Assignment the date and year first written above.

                                        BORDEN/MEADOW GOLD DAIRIES
                                          INVESTMENTS, INC.

                                      By:
                                         --------------------------------------
                                         David A. Geisler, Vice President

Exhibit B - Trademark Assignment - Page 1

                                       Accepted By:

                                       SOUTHERN FOODS GROUP, L.P.

                                       By:     SFG Management Limited Liability
                                               Company, its General Partner

                                               By:
                                                  -----------------------------
                                                  Patrick K. Ford
                                                  Assistant Secretary





STATE OF ______________________  )
                                 )
COUNTY OF _____________________  )

         BEFORE ME, on this day personally appeared David A. Geisler, known to me to be the person whose name is subscribed to the foregoing instrument on behalf of Borden/Meadow Gold Dairies Investments, Inc. and acknowledged to me that he executed the same on behalf of the corporation as the Vice President for the purposes and consideration therein expressed.

         Subscribed to and sworn to before me this ____ day of September, 1997.



                                        ---------------------------------------
                                        Notary Public in and for the
                                        State of
                                                 ------------------------------

                                        Printed Name:
                                                     -------------------------
                                        My Commission Expires:
                                                              ----------------



Exhibit B - Trademark Assignment - Page 2

                                   SCHEDULE A


                               U.S. OR STATE REGISTRATION
     TRADEMARK               NO. OR U.S. APPLICATION NO.(SN)                  GOODS INCLUDING:
     ---------               -------------------------------                  ----------------
BLUE VALLEY                           U.S. 1,088,264                  Ice cream, namely, frozen ice cream packed in bulk in various flavors, in regular, lowfat and fat-free varieties.

BLUEBERRY WAFFLE                      S.N. 75/243,256                 Ice cream and sherbet.
CRUNCH

CHERRY BLOSSOM SWIRL                  S.N. 75/245,481                 Ice cream and sherbet.

CHOCOLATE MIDNIGHT                    S.N. 75/243,255                 Ice cream and sherbet.
MADNESS

CRANBERRY-RASPBERRY                   S.N. 75/209,503                 Yogurt.
BAY

CRAZY MILK                            U.S. 1,991,763                  Flavored fresh milk, namely, 2% lowfat milk in various flavors such as blueberry, strawberry, banana, chocolate and
                                                                      chocolate peanut butter cup.

ECON-O-WAY                            U.S. 1,661,693                  Flavored fresh milk, namely, 1% and 2% lowfat milk,homogenized whole milk, nonfat skim milk, 1% and 2% lowfat chocolate milk whole chocolate milk, skim chocolate milk; fluid UHT milk
                                                                      processed at ultra high temperatures for sale as refrigerated or non-refrigerated, extended life products, either
                                                                      aseptically or non-aseptically packed, namely whole milk, 1%
                                                                      and 2% lowfat milk, skim milk and lactose-reduced and lactose free milk.

ECON-O-WAY                            U.S. 1,682,452                  Fluid fresh milk, namely, 1% and 2% low-fat milk, homogenized whole milk, nonfat skim milk, 1% and 2% lowfat chocolate milk, whole chocolate milk, skim chocolate milk.

FABULOUS FRUIT                        S.N. 75/243,473                 Ice cream and sherbet.
SHORTCAKE

FARMSTEAD                             U.S. 1,406,961                  Ice cream, namely, frozen ice cream packed in bulk in various flavors in regular, lowfat and fat-free varieties.


FARMSTEAD                             U.S. 1,407,842                  Fluid fresh milk, namely, 1% and 2% lowfat milk, homogenized whole milk, nonfat skim milk, 1% and 2% lowfat chocolate milk, whole chocolate milk, skim chocolate milk; fluid UHT milk
                                                                      processed at ultra high temperature for sale as refrigerated or non-refrigerated, extended life products, either
                                                                      aseptically or non-aseptically packed, namely whole milk, 1%
                                                                      and 2% lowfat milk, skim milk and lactose-reduced and lactose free milk.

FROSTICK                              U.S. 311,368                    Frozen confections, namely, regular ice cream sherbet and
                                                                      water ice pops on sticks in various flavors and coatings.

FRUIT BLOSSOM DELIGHT                 S.N. 75/268,436                 Sherbet.

GLACIER CLUB                          S.N. 75/125,446                 Ice cream, namely, frozen ice cream packed in bulk in various flavors in regular, lowfat and fat-free varieties.

GLACIER CLUB                          Alabama 104-950                 Ice cream, namely, frozen ice cream packed in bulk in various flavors in regular, lowfat and fat-free varieties.

GLACIER CLUB                          Arizona 17,325                  Ice cream, namely, frozen ice cream packed in bulk in various flavors in regular, lowfat and fat-free varieties.

GLACIER CLUB                          Connecticut 2500                Ice cream namely, frozen ice cream packed in bulk in various flavors in regular, lowfat and fat-free varieties.

GLACIER CLUB                          Florida 911,988                 Ice cream, namely, frozen ice cream packed in bulk in various flavors in regular, lowfat and fat-free varieties.

GLACIER CLUB                          Georgia T-1146                  Ice cream, namely, frozen ice cream packed in bulk in various flavors in regular, lowfat and fat-free varieties.

GLACIER CLUB                          Illinois 41,033                 Ice cream, namely, frozen ice cream packed in bulk in various flavors in regular, lowfat and fat-free varieties.

GLACIER CLUB                          Iowa 3255                       Ice cream, namely, frozen ice cream packed in bulk in various flavors in regular, lowfat and fat-free varieties.

GLACIER CLUB                          Kansas ---                      Ice cream, namely, frozen ice cream packed in bulk in various flavors in regular, lowfat and fat-free varieties.

GLACIER CLUB                          Kentucky 04581                  Ice cream, namely, frozen ice cream packed in bulk in various flavors in regular, lowfat and fat-free varieties.

GLACIER CLUB                          Louisiana ---                   Ice cream, namely, frozen ice cream packed in bulk in various flavors in regular, lowfat and fat-free varieties.

GLACIER CLUB                          Michigan M15-013                Ice cream, namely, frozen ice cream packed in bulk in various flavors in regular, lowfat and fat-free varieties.

GLACIER CLUB                          Minnesota 4125                  Ice cream, namely, frozen ice cream packed in bulk in various flavors in regular, lowfat and fat-free varieties.


GLACIER CLUB                          Mississippi G264                Ice cream, namely, frozen ice cream packed in bulk in various flavors in regular, lowfat and fat-free varieties.

GLACIER CLUB                          Missouri 4720                   Ice cream, namely, frozen ice cream packed in bulk in various flavors in regular, lowfat and fat-free varieties.

GLACIER CLUB                          New Hampshire ---               Ice cream, namely, frozen ice cream packed in bulk in various flavors in regular, lowfat and fat-free varieties.

GLACIER CLUB                          New Mexico 9278                 Ice cream, namely, frozen ice cream packed in bulk in various flavors in regular, lowfat and fat-free varieties.

GLACIER CLUB                          North Carolina ---              Ice cream, namely, frozen ice cream packed in bulk in various flavors in regular, lowfat and fat-free varieties.

GLACIER CLUB                          Rhode Island 81-3-16            Ice cream, namely, frozen ice cream packed in bulk in various flavors in regular, lowfat and fat-free varieties.

GLACIER CLUB                          South Carolina 2120             Ice cream, namely, frozen ice cream packed in bulk in various flavors in regular, lowfat and fat-free varieties.

GLACIER CLUB                          Texas 28,961                    Ice cream, namely, frozen ice cream packed in bulk in various flavors in regular, lowfat and fat-free varieties.

GO LIGHTLY & DESIGN                   U.S. 1,331,064                  Fluid fresh milk namely 1% and 2% lowfat milk, homogenizedous whole milk, nonfat skim milk, 1% and 2%  lowfat chocolate
                                                                      milk, whole chocolate milk and skim  chocolate milk.

GRAND OLD VANILLA                     U.S. 1,064,973                  Ice cream, namely, frozen ice cream packed in bulk in various flavors in regular, lowfat and fat-free varieties.

HOLLAND DUTCH TREAT                   U.S. 746,288                    Fluid fresh milk, namely 1% and 2% lowfat milk,  homogenized whole milk, nonfat skim milk, 1% and 2% lowfat chocolate
                                                                      milk, whole chocolate milk, and skim chocolate milk; ice
                                                                      cream, namely frozen ice cream  packed in bulk in various
                                                                      flavors in regular, lowfat  and fat free varieties.

HOLLAND DUTCH & DESIGN              U.S. 1,872,664                    Refrigerated yogurt in regular and lowfat varieties.

HONEY ALMOND OASIS                  S.N. 75/263,322                   Yogurt.

HONEY LIGHT                         U.S. 1,637,620                    Refrigerated yogurt in regular and lowfat varieties.

JAVA & CREAM                        S.N. 75/243,257                   Ice cream and sherbet.

LITE-LINE (Stylized Letters)        U.S. 929,657                      Fluid fresh milk, namely 1% and 2% lowfat milk, nonfat skim milk, 1% and 2% lowfat chocolate milk, and skim  chocolate milk, fluid UHT milk processed at ultra high temperatures for sale as refrigerated or  non-refrigerated, extended life
                                                                      products, either  aseptically or non-aseptically packed,
                                                                      namely; 1% and  2% lowfat milk and skim milk.

LITE-LINE                           U.S. 1,178,356                    Refrigerated yogurt in regular, lowfat and fat-free
                                                                      varieties and in various flavors; cottage cheese in regular, lowfat and fat-free varieties.

MALT ASSAULT                        S.N. 75/243,258                   Ice cream and sherbet.

MARVELOUS MOCHA                     S.N. 75/245,478                   Ice cream and sherbet.

MEADOW GOLD (Stylized               U.S. 145,605                      Ice cream, namely, frozen ice cream packed in bulk in various
Letters)                                                              flavors in regular, lowfat and fat-free varieties.

MEADOW GOLD (Stylized               U.S. 173,261                      Fluid fresh milk, namely, 1% lowfat milk, 2% lowfat milk;
Letters)                                                              milk; homogenized whole milk, nonfat skim milk; 1% and 2%
                                                                      lowfat chocolate milk, whole chocolate milk,  skim chocolate milk and buttermilk, all of these HTST  products, being sold in paperboard and plastic  containers; fluid HTST cream,
                                                                      namely, whipping, heavy  cream light cream, half-and-half, and fat-free cream,  fluid UHT milk processed at ultra high
                                                                      temperatures for sale as refrigerated and non-refrigerated, extended  life products, packed both aseptically and
                                                                      non-aseptically; fluid UHT cream processed at  ultra-high
                                                                      temperatures for sale as refrigerated and  non-refrigerated, extended life products packed both  aseptically and
                                                                      non-septically, namely, heavy and  light, half-and-half and fat-free cream.

MEADOW GOLD (Stylized               U.S. 281,436                      Ice cream, namely, frozen ice cream packed in bulk in various
Letters)                                                              flavors in regular, lowfat and fat-free varieties; butter in regular, lowfat, salted and unsalted varieties.



MEADOW GOLD (Stylized               U.S. 285,893                      Fluid fresh milk, namely, 1% lowfat milk 2% lowfat milk,
Letters)                                                              homogenized whole milk, nonfat skim milk; 1% and 2% lowfat chocolate milk, whole chocolate milk, skim chocolate milk and buttermilk, all of these HTST  products, being sold in
                                                                      paperboard and plastic  containers; fluid HTST cream, namely, whipping, heavy  cream, light cream, half-and-half, and
                                                                      fat-free cream,  fluid UHT milk processed at ultra high
                                                                      temperatures for sale as refrigerated and non-refrigerated, extended  life products, packed both aseptically and
                                                                      non-aseptically; fluid UHT cream processed at  ultra-high
                                                                      temperatures for sale as refrigerated and non-refrigerated, extended life products packed both aseptically and
                                                                      non-aseptically, namely, heavy and  light, half-and-half and fat-free cream.

MEADOW GOLD (Stylized               U.S. 394,672                      Orangeade.
Letters)

MEADOW GOLD (Stylized               U.S. 582,470                      Fluid fresh milk, namely 1% and 2% lowfat milk, homogenized
Letters)                                                              whole milk; nonfat skim milk; 1% and 2% lowfat chocolate milk, whole chocolate milk, skim chocolate milk, flavored milk and buttermilk; fluid HTS cream, namely, whipping, heavy cream, light cream, half-and-half, and fat-free cream; fluid UHT milk processed at ultra high temperatures for sale as refrigerated or non-refrigerated, extended life  products, packed both
                                                                      aseptically, or non-aseptically,  namely, ice cream and
                                                                      sherbet packed in bulk in various flavors in regular, lowfat and fat-free varieties;  frozen confections, namely regular, reduced sugar, and  no sugar added ice cream pops on sticks in various  flavors; ice cream bars and sandwiches; ice cream cups, sour cream in regular and lowfat varieties; fruit
                                                                      juices and drinks; cottage cheese and yogurt in regular lowfat and non-fat varieties.

MEADOW GOLD & SHIELD                U.S. 1,936,181                    Fluid fresh milk, namely 1% and 2% lowfat milk;
DESIGN                                                                homogenized whole milk; nonfat skim milk; 1% and 2% lowfat chocolate milk, whole chocolate milk, skim  chocolate milk, eggnog and buttermilk; fluid HTS cream, namely, whipping.
                                                                      heavy cream, light cream, half-and- half, and fat-free cream;
                                                                      fluid UHT milk processed at  ultra high temperatures for sale as refrigerated or non-refrigerated, extended life products, packed both aseptically, or non-aseptically, namely, ice
                                                                      cream,  frozen yogurt and sherbet packed in bulk in various flavors in regular, lowfat and fat-free varieties;  frozen confections, namely regular, reduced sugar, and  no sugar
                                                                      added ice cream pops on sticks in various  flavors; ice cream bars and sandwiches; ice cream cups, on sticks in various
                                                                      flavors; ice cream bars and  sandwiches, sour cream in regular and lowfat varieties; fruit juices and drinks; cottage cheese and yogurt in  regular, lowfat and non-fat varieties; butter and  margarine in regular and lowfat varieties.
MEADOW GOLD                         103,325
(Alabama)

MEADOW GOLD                         25439
(Arizona)

MEADOW GOLD                         116-87
(Arkansas)

MEADOW GOLD                         085406
(California)

MEADOW GOLD                         851033105
(Colorado)

*MEADOW GOLD                        N/A
(Connecticut)

MEADOW GOLD                         9524
(Delaware)

*MEADOW GOLD                        900621
(Florida)

MEADOW GOLD                         7595
(Georgia)

MEADOW GOLD                         12011
(Idaho)

MEADOW GOLD                         60299
(Illinois)

MEADOW GOLD                         5009-8021
(Indiana)

MEADOW GOLD                          8188
(Iowa)

MEADOW GOLD                          N/A
(Kansas)

MEADOW GOLD                          9465
(Kentucky)

MEADOW GOLD                          N/A
(Louisiana)

MEADOW GOLD                          87-6790
(Maryland)

MEADOW GOLD                          M57-057
(Michigan)

MEADOW GOLD                          N/A
(Mississippi)

MEADOW GOLD                          9510
(Missouri)

MEADOW GOLD                          69145
(Nebraska)

MEADOW GOLD                          N/A
(Nevada)

MEADOW GOLD                          7371
(New Jersey)

MEADOW GOLD                          R24419
(New York)

MEADOW GOLD                          6987
(North Carolina)

MEADOW GOLD                          21254
(Oklahoma)

MEADOW GOLD                          976091
(Pennsylvania)

MEADOW GOLD                          N/A
(South Carolina)

MEADOW GOLD                          6851109
(Tennessee)

MEADOW GOLD                          47328
(Texas)

MEADOW GOLD                          28506
(Utah)

MEADOW GOLD                          452
(Virginia)

MEADOW GOLD                         N/A
(Wisconsin)

MEADOW GOLD                         N/A
(Wyoming)

MEADOW LIGHT                        U.S. 1,544,637                    Calorie-reduced butter; and dairy spread, namely, lowfat
                                                                      butter spread.

MILK WAGON DESIGN                   U.S. 1,412,503                    Fluid fresh milk, namely 1% and 2% lowfat milk, homogenized whole milk; nonfat skim milk; 1% and 2%  lowfat chocolate
                                                                      milk, whole chocolate milk, skim  chocolate milk, all of these
                                                                      HTST products being sold  in paperboard and plastic
                                                                      containers; fluid HTST cream, namely whipping, heavy cream, light cream,  half-and-half, and fat-free cream; fluid UHT milk  processed at ultra high temperatures for sale as
                                                                      refrigerated or non-refrigerated, extended life  products, either aseptically, or non-aseptically  packed, namely whole milk, 1% and 2% lowfat milk, skim  milk and lactose-reduced and lactose-free milk; fluid UHT cream processed at ultra high temperatures for sale as refrigerated or non-refrigerated, extended life  products, either aseptically or non-aseptically packed, namely heavy whipping, light, half-and-half and
                                                                      fat-free creams; fresh, refrigerated eggnog and UHT  eggnog processed at ultra high temperatures in regular, light and fat-free varieties; ice cream and frozen  yogurt, namely
                                                                      frozen ice cream, sherbet and yogurt packed in bulk in various flavors in regular, lowfat  and fat-free varieties; frozen confections, namely, regular, reduced sugar, and no sugar
                                                                      added ice cream  pops on sticks in various flavors; ice cream bars and  sandwiches, ice cream cups and cones, both
                                                                      containing  bulk ice cream; cultured products, namely,
                                                                      cottage cheese in regular, lowfat and fat-free varieties,
                                                                      sour cream in regular, lowfat and fat-free varieties,
                                                                      ready-made sour cream dips; sour half-and-half, yogurt in
                                                                      regular, lowfat and fat-free varieties; butter in regular, lowfat and fat-free varieties; creamed cheese  in regular and lowfat varieties; orange juice and apple juice.

MINTERRIFIC                         S.N. 75/243,254                   Ice cream and sherbet.

MOO JUICE                           S.N. 75/195,308                   Milk and flavored milk.

MOUNTAIN HIGH & DESIGN              U.S. 1,132,793                    Refrigerated yogurt in regular lowfat and non-fat varieties.

MOUNTAIN HIGH                       U.S. 1,132,794                    Refrigerated yogurt in regular, lowfat and non-fat varieties.

OLD FASHIONED RECIPE                U.S. 1,496,023                    Ice cream packed in bulk in various flavors.

PACE                                U.S. 892,148                      Fluid fresh milk, namely, 1% lowfat milk, 2% lowfat milk;
                                                                      homogenized whole milk, nonfat skim milk; 1% and 2% lowfat chocolate milk, whole chocolate milk, skim chocolate milk and buttermilk; fluid HTST cream, namely, whipping, heavy cream, light cream, half-and-half, and fat-free cream sold in
                                                                      paperboard and plastic containers; fluid UHT milk and cream processed at ultra high temperatures for sale as refrigerated and non-refrigerated, extended life products, packed both
                                                                      aseptically and non-aseptically; cottage cheese and sour
                                                                      cream in regular, lowfat and  nonfat varieties.

POINSETTIA                          U.S. 813,109                      Fluid fresh milk, namely, 1% lowfat milk 2% lowfat milk;
                                                                      homogenized whole milk, nonfat skim milk; 1% and 2% lowfat chocolate milk, whole chocolate milk, skim  chocolate milk and butter milk; fluid UHT milk  processed at ultra high
                                                                      temperatures for sale as refrigerated and non-refrigerated, extended life products, packed both aseptically and
                                                                      non-aseptically.

RAINBOW RAPTURE                     S.N. 75/245,480                   Ice cream and sherbet.

READY FRESH PACK                    U.S. 1,408,446                    Cardboard milk containers.

RICH & FIT                          S.N. 75/263,321                   Yogurt.

ROYAL DANISH                        S.N. 75/285,014                   Non-dairy creamer and imitation dairy products, namely,
                                                                      whipped cream, sour cream, vegetable and dairy-based dip
                                                                      mixes.

RUBY RED RASPBERRY                  S.N. 75/245,477                   Ice cream and sherbet.

SHIELD DESIGN                       U.S. 644,259                      Fluid fresh milk, namely 1% and 2% lowfat milk, homogenized whole milk; nonfat skim milk; 1% and 2% lowfat chocolate
                                                                      milk, whole chocolate milk, skim chocolate milk; fluid HTST cream, namely whipping, heavy cream, fight cream,
                                                                      half-and-half, and fat-free cream; fluid UHT milk and cream processed at ultra high temperatures for sale as refrigerated or non-refrigerated, extended life products, packed both
                                                                      aseptically, or non-aseptically; ice cream packed in  bulk in various flavors in regular, lowfat and fat-free varieties;
                                                                      frozen confections, namely, regular, reduced sugar, and no sugar added ice cream pops on stick in  various flavors; ice cream bars and sandwiches; ice cream cups and cones, cottage cheese in regular, lowfat and non-fat varieties.

SKIM-LINE                           U.S. 1,825,314                    Fluid fresh milk namely, 1% lowfat milk 2% lowfat milk;
                                                                      homogenized whole milk, nonfat skim milk; 1% and 2%  lowfat chocolate milk, whole, chocolate milk, skim  chocolate milk and buttermilk, fluid UHT milk processed at ultra high
                                                                      temperatures for sale as refrigerated and non-refrigerated, extended life products, packed both  aseptically and
                                                                      non-aseptically.

STARFLAKE                           U.S. 880,996                      Cultured products, namely, refrigerated yogurt, sour cream, creamed cheese, onion dip and creamed cottage cheese in
                                                                      regular, lowfat and fat free varieties.

STRAWBERRY MANGO                    S.N. 75/254,596                   Yogurt
ISLAND

SUPER SCOOP                         U.S. 1,194,419                    Frozen dessert, namely, ice milk packed in bulk in various flavors.

SVELTE                              U.S. 660,410                      Low calorie frozen dessert, similar to ice milk packed in bulk in various flavors.

THE WAY YOGHURTS                    U.S. 1,921,066                    Refrigerated yogurt in regular, lowfat and non-fat varieties.
SUPPOSED TO TASTE

THIRSTEE SMASH                      S.N. 75/183,282                   Fruit flavored juice drinks containing water.

TIC TAC TOE                         U.S. 809,357                      Ice cream, namely, frozen ice cream and sherbet packed in bulk in various flavors in regular, lowfat and fat-free varieties.


TOTALLY NUTS                        S.N. 75/245,479                   Ice cream and sherbet.

VANILLA VALLEY                      S.N. 75/254,592                   Yogurt.

VIVA                                S.N. 75/244,533                   Low fat fluid milk.

VIVA                                U.S. 1,283,514                    Fluid fresh milk, namely, 1% lowfat milk 2% lowfat milk;
                                                                      non-fat skim milk; 1% and 2% lowfat chocolate  milk, and skim chocolate milk; fat-free cream; fluid  UHT milk processed at ultra high temperatures for sale  as refrigerated and
                                                                      non-refrigerated, extended life  products, packed both
                                                                      aseptically and non-aseptically; frozen confections, namely reduced sugar and non sugar  added ice cream pops on sticks in various flavors; ice cream bars and sandwiches; ice cream cups in cream in  lowfat and non-fat varieties, cottage cheese
                                                                      and refrigerated yogurt in lowfat at and non-fat varieties.

VIVA & DESIGN                       U.S. 1,334,580                    Ice milk, namely, frozen milk packed in bulk in various
                                                                      flavors.

VIVA-YO                             U.S. 1,071,902                    Frozen yogurt packed in bulk in various flavors; frozen
                                                                      confections made of yogurt.

VIVA-YO (Stylized Letters)          U.S. 1,165,701                    From yogurt confections.